B.B. MICRO-CAP GROWTH FUND (FORMERLY, THE BJURMAN, BARRY MICRO-CAP GROWTH FUND)


                                                               February 27, 2009

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders for the B.B. Micro-Cap Growth Fund (the "Fund") to take place on Monday, March 16, 2009. Our records indicate that we have not received your vote for the matters set forth on the accompanying proxy card. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the additional time and cost required to adjourn the Meeting.

As a shareholder it is very important that your vote be received before the Meeting on March 16th. We request that you please take a moment now and cast your vote so that your shares may be represented.

We thank you for taking the time to carefully consider the proposals, and appreciate your vote and continued support for the Fund.
--------------------------------------------------------------------------------

VOTING ONLY TAKES A MINUTE! Another copy of your ballot(s) has been enclosed for your convenience. Should you have any questions regarding the meeting agendas or to vote your shares by phone, please call the toll-free proxy information number 1-866-829-0541. The following voting options have been established so that you may easily cast your vote:


[GRAPHIC OMITTED] 1. Vote by Telephone. You may cast your vote by calling our toll-free proxy hotline at 1- 866-829-0541. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[GRAPHIC OMITTED] 2. Vote Through the Internet. You may cast your vote anytime using the Internet by logging on to www.proxyvote.com and following the instructions.

[GRAPHIC OMITTED] 3. Vote by Touch-Tone Phone. You may cast your vote anytime by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED] 4. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the first three options above to ensure that your response is received in time for the Special Meeting on March 16, 2009.


Again, please do not hesitate to call toll-free 1-866-829-0541 if you have any questions regarding this matter. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation. As the date of the Meeting gets closer and if we still have not received your proxy, you may receive a call from The Altman Group, the Fund's proxy solicitor, reminding you to exercise your right to vote.


                  THANK YOU IN ADVANCE FOR YOUR PARTICIPATION!

B.B. MICRO-CAP GROWTH FUND (FORMERLY, THE BJURMAN, BARRY MICRO-CAP GROWTH FUND)


                                                               February 27, 2009

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders for the B.B. Micro-Cap Growth Fund (the "Fund") to take place on Monday, March 16, 2009. Our records indicate that we have not received your vote for the matters set forth on the accompanying proxy card. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the additional time and cost required to adjourn the Meeting.

As a shareholder it is very important that your vote be received before the Meeting on March 16th. We request that you please take a moment now and cast your vote so that your shares may be represented.

We thank you for taking the time to carefully consider the proposals, and appreciate your vote and continued support for the Fund.
--------------------------------------------------------------------------------

VOTING ONLY TAKES A MINUTE! Another copy of your ballot(s) has been enclosed for your convenience. Should you have any questions regarding the meeting agendas please call the toll-free proxy information number 1-866-829-0541 Extension "612". The following voting options have been established so that you may easily cast your vote:


[GRAPHIC OMITTED] 1. Vote Through the Internet. You may cast your vote anytime using the Internet by logging on to www.proxyvote.com and following the instructions.

[GRAPHIC OMITTED] 2. Vote by Touch-Tone Phone. You may cast your vote anytime by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED] 3. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the first two options above to ensure that your response is received in time for the Special Meeting on March 16, 2009.


Again, please do not hesitate to call toll-free 1-866-829-0541 Extension "612" if you have any questions regarding this matter. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.




                  THANK YOU IN ADVANCE FOR YOUR PARTICIPATION!